SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 2, 2012

SKAGIT STATE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-52096	20-5048602
Commission File Number	IRS Employer Identification No.

301 East Fairhaven Avenue
Burlington, Washington 98233
(Address of principal executive offices)  (zip code)

Registrant’s telephone number, including area code: (360) 755-0411

Not Applicable

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of  (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of  (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 2, 2012, Skagit State Bancorp, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission to terminate registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

As a result of the JOBS Act which was enacted on April 5, 2012, the Company had less than 2,000 shareholders and as such, was eligible to deregister its shares and therefore be exempt from the reporting requirements of the Exchange Act.  Such deregistration will become effective 90 days from filing the Form 15.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2012	SKAGIT STATE BANCORP, INC

	By:	/s/ Cheryl R. Bishop
Cheryl R. Bishop
President and Chief Executive Officer